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                                                                   EXHIBIT 23(b)



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Uroplasty, Inc.:

         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.


                                                           /s/ KPMG LLP
Minneapolis, Minnesota
December 19, 2001